SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of Senior Notes due 2023, Senior Notes due 2025 and Senior Notes due 2027

On April 21, 2015 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.15 billion aggregate principal amount of 5.125% Senior Notes due 2023 (the “2023 Notes”), $750 million aggregate principal amount of 5.375% Senior Notes due 2025 (the “2025 Notes”) and $800 million aggregate principal amount of 5.875% Senior Notes due 2027 (the “2027 Notes” and, together with the 2023 Notes and the 2025 Notes, the “Notes”). The Notes were sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The payment obligations under the Notes are guaranteed on a senior unsecured basis by the Company, which guarantee will be released upon completion of the previously announced transaction with Advance/Newhouse Partnership as contemplated by the definitive Contribution Agreement, dated as of March 31, 2015, among the Company, Advance/Newhouse Partnership, A/NPC Holdings LLC, CCH I, LLC and Charter Communications Holdings, LLC, filed as Exhibit 2.1 to our Current Report on Form 8-K filed on April 1, 2015.

The offering and sale of the Notes resulted in net proceeds of approximately $2.68 billion, after deducting initial purchaser discounts and commissions. The net proceeds of this issuance will be used to fund the previously announced tender offer for the Issuers’ 7.250% Senior Notes due 2017 (the “2017 Notes”) and 8.125% Senior Notes due 2020 (the “2020 Notes”) and to redeem or repurchase a portion of the Issuers’ 7.000% Senior Notes due 2019, to pay related fees and expenses and for general corporate purposes.

In connection therewith, the Issuers and the Company entered into the following agreements:

Indentures

On the Closing Date, the Issuers and the Company, as guarantor, entered into a Third Supplemental Indenture, a Fourth Supplemental Indenture and a Fifth Supplemental Indenture, each with The Bank of New York Mellon Trust Company, N. A., as trustee (the “Trustee”), providing for the issuance of the 2023 Notes (the “Third Supplemental Indenture”), the issuance of the 2025 Notes (the “Fourth Supplemental Indenture”) and the issuance of the 2027 Notes (the “Fifth Supplemental Indenture” and, together with the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Supplemental Indentures”), respectively, and the terms thereof. The Supplemental Indentures each supplement a base indenture entered into on November 5, 2014, among CCOH Safari, LLC, the Issuers, the Company, as guarantor, and the Trustee (the “Base Indenture” and, together with the Supplemental Indentures, the “Indenture”) providing for the issuance of the Notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations initially of the Issuers. Interest is payable on the Notes on each May 1 and November 1, commencing November 1, 2015. At any time prior to May 1, 2018, with respect to the 2023 Notes, May 1, 2020, with respect to the 2025 Notes and May 1, 2021, with respect to the 2027 Notes, the Issuers may redeem some or all of the outstanding Notes of such series at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, on such Notes to the redemption date, plus an applicable make-whole premium. On or after May 1, 2018, with respect to the 2023 Notes, May 1, 2020, with respect to the 2025 Notes and May 1, 2021, with respect to the 2027 Notes, the Issuers may redeem some or all of the outstanding Notes of such series at redemption prices set forth in the respective Supplemental Indentures. In addition, at any time prior to May 1, 2018, the Issuers may redeem up to 40% of the aggregate principal amount of the Notes of each series at a redemption price equal to, in the case of the 2023 Notes, 105.125% of the principal amount thereof, in the case of the 2025 Notes, 105.375% of the principal amount thereof and in the case of the 2027 Notes, 105.875% of the principal amount thereof, in each case, plus accrued and unpaid interest, if any, to the redemption date, provided that certain conditions are met.

The payment obligations under the Notes are guaranteed on a senior unsecured basis by the Company, which guarantee will be released upon completion of the previously announced transaction with Advance/Newhouse Partnership as contemplated by the definitive Contribution Agreement, dated as of March 31, 2015, among the Company, Advance/Newhouse Partnership, A/NPC Holdings LLC, CCH I, LLC and Charter Communications Holdings, LLC.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Supplemental Indentures), the Issuers will be required to make an offer to purchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.

Registration Rights Agreements

In connection with the sale of the Notes, the Issuers and the Company, as guarantor, entered into an Exchange and Registration Rights Agreement with respect to each series of the Notes, each dated as of April 21, 2015 (the “Registration Rights Agreements”), with Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined in the Registration Rights Agreements). Under the Registration Rights Agreements, the Issuers and the Company, as guarantor, have agreed, with respect to each series of Notes, to file a registration statement with respect to an offer to exchange such series of Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 540 days after the Closing Date. The Issuers and the Company, as guarantor, may be required to provide a shelf registration statement to cover resales of one or more series of Notes under certain circumstances. If the foregoing obligations are not satisfied with respect to any series of Notes, the Issuers may be required to pay holders of the Notes of such series additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured. The Company’s obligations under the Registration Rights Agreements will be released upon completion of the previously announced transaction with Advance/Newhouse Partnership as contemplated by the definitive Contribution Agreement, dated as of March 31, 2015, among the Company, Advance/Newhouse Partnership, A/NPC Holdings LLC, CCH I, LLC and Charter Communications Holdings, LLC.

Copies of the Indentures, the forms of the Notes, and the Registration Rights Agreements are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1, 10.2 and 10.3, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Indentures, the Notes, and the Registration Rights Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Indentures” in Item 1.01 above is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On April 17, 2015, the Issuers issued a conditional notice of partial redemption to redeem $800 million aggregate principal amount of the Issuers’ outstanding $1.4 billion 7.000% Senior Notes due 2019 (the “2019 Notes”) on May 18, 2015, at the redemption price of $1,035.00 for every $1,000 principal amount of 2019 Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. On April 21, 2015, the Issuers gave notice that the condition to the redemption had been satisfied.

On April 21, 2015, simultaneously with the announcement of the results of the tender offer discussed under Item 8.01 below, the Company announced that the Issuers were irrevocably calling for redemption on May 21, 2015 (i) all 2017 Notes that remain outstanding after the expiration of the tender offer, at the redemption price of $1,036.25 for every $1,000 principal amount of 2017 Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date and (ii) all 2020 Notes that remain outstanding after the expiration of the tender offer, at the redemption price of $1,040.63 for every $1,000 principal amount of 2020 Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The press release announcing the results of the tender offer and the issuance of a conditional notice of partial redemption with respect to the 2019 Notes is attached as Exhibit 99.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

On April 21, 2015, the Company announced that the Issuers have received and purchased approximately $633 million aggregate principal amount of the 2017 Notes and approximately $528 million aggregate principal amount of the 2020 Notes validly tendered by 11:59 p.m., New York City time, on April 20, 2015, pursuant to a previously announced tender offer. The press release announcing the results of the tender offer and the issuance of a conditional notice of partial redemption with respect to the 2019 Notes is attached as Exhibit 99.1.

On April 21, 2015, the Company completed the issuance and sale of the Notes and issued a press release announcing the closing. The press release announcing the closing of the sale of the Notes is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1
Third Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2
Fourth Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3
Fifth Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 5.125% Senior Notes due 2023 (included in Exhibit 4.1).
4.5	Form of 5.375% Senior Notes due 2025 (included in Exhibit 4.2).
4.6	Form of 5.875% Senior Notes due 2027 (included in Exhibit 4.3).
10.1
Exchange and Registration Rights Agreement, dated as of April 21, 2015 relating to the 5.125% Senior Notes due 2023, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

10.2
Exchange and Registration Rights Agreement relating to the 5.375% Senior Notes due 2025, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

10.3
Exchange and Registration Rights Agreement relating to the 5.875% Senior Notes due 2027, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

99.1	Press release dated April 21, 2015 announcing results of the tender offer.
99.2	Press release dated April 21, 2015 announcing the closing of the sale of the Notes.

Important Information For Investors And Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Charter Communications, Inc. (“Charter”) and Advance/Newhouse Partnership (“A/N”), Charter has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement of Charter that also constitutes a prospectus of Charter, and a definitive proxy statement/prospectus will be mailed to shareholders of Charter. INVESTORS AND SECURITY HOLDERS OF A/N AND CHARTER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Charter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Charter will be available free of charge on Charter’s website at charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955.
Charter and certain of its directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction between Charter and A/N under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Charter’s directors and executive officers in Charter’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, and its proxy statement for the 2015 Annual Meeting, which was filed with the SEC on March 18, 2015. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the SEC. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “potential”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:
Risks Related to Advance/Newhouse Partnership Transaction:

•	the ultimate outcome of the proposed transactions between Charter and A/N including the possibility that such transactions may not occur if closing conditions are not satisfied;

•
if any such transactions were to occur, the ultimate outcome and results of integrating operations and application of Charter's operating strategies to the acquired assets and the ultimate ability to realize synergies at the levels currently expected as well as potential programming dis-synergies;

•
the impact of the proposed transactions on our stock price and future operating results, including due to transaction and integration costs, increased interest expense, business disruption, and diversion of management time and attention;

•	the reduction in our current stockholders’ percentage ownership and voting interest as a result of the proposed transaction;

•	the increase in indebtedness as a result of the proposed transactions, which will increase interest expenses and may decrease our operating flexibility;

Risks Related to Our Business:

•
our ability to sustain and grow revenues and cash flow from operations by offering video, Internet, voice, advertising and other services to residential and commercial customers, to adequately meet the customer experience demands in our markets and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition, the need for innovation and the related capital expenditures;

•
the impact of competition from other market participants, including but not limited to incumbent telephone companies, direct broadcast satellite operators, wireless broadband and telephone providers, digital subscriber line (“DSL”) providers, video provided over the Internet and providers of advertising over the Internet;

•	general business conditions, economic uncertainty or downturn, high unemployment levels and the level of activity in the housing sector;

•	our ability to obtain programming at reasonable prices or to raise prices to offset, in whole or in part, the effects of higher programming costs (including retransmission consents);

•	the development and deployment of new products and technologies including our cloud based user interface, Spectrum Guide®, and downloadable security for set-top boxes;

•	the effects of governmental regulation on our business or potential business combination transactions;

•
the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets; and

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and
Date: April 22, 2015		Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
4.1
Third Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2
Fourth Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3
Fifth Supplemental Indenture, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 5.125% Senior Notes due 2023 (included in Exhibit 4.1).
4.5	Form of 5.375% Senior Notes due 2025 (included in Exhibit 4.2).
4.6	Form of 5.875% Senior Notes due 2027 (included in Exhibit 4.3).
10.1
Exchange and Registration Rights Agreement, dated as of April 21, 2015 relating to the 5.125% Senior Notes due 2023, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

10.2
Exchange and Registration Rights Agreement relating to the 5.375% Senior Notes due 2025, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

10.3
Exchange and Registration Rights Agreement relating to the 5.875% Senior Notes due 2027, dated as of April 21, 2015, among CCO Holdings, LLC, CCO Holdings Capital Corp., Charter Communications, Inc., as guarantor, and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Purchasers (as defined therein).

99.1	Press release dated April 21, 2015 announcing results of the tender offer.
99.2	Press release dated April 21, 2015 announcing the closing of the sale of the Notes.